UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2008

FORCE PROTECTION, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change In Fiscal Year.

                                                On February 20, 2008, the board of directors of Force Protection, Inc. (the “Company”) adopted the First Amended and Restated By-Laws of the Company (the “Amended and Restated By-laws”) effective immediately.  The Amended and Restated Bylaws provide for, or clarify, the following:  (i)  increasing the percentage of voting power required of a shareholder who may petition the court to seek an order that a shareholder meeting be held to 15% (fifteen percent); (ii) increasing the time period for which an annual meeting must be held after its last annual election to eighteen months; (iii) limiting the business transacted at an annual meeting to the information specified in the notice of annual meeting or otherwise properly brought before the meeting by the board of directors or by a shareholder; (iv) increasing the percentage of the votes of shareholders entitled to demand a special meeting be called to 50% (fifty percent); (v) decreasing the maximum number of days between the record date and the date on which the particular action may be taken from seventy (70) to sixty (60); (vi) requiring that the Company pay and advance all reasonable expenses (including legal fees) to any appropriate person seeking indemnification from the Company and pursuant to the Amended and Restated Bylaws; (vii) allowing that if quorum of shareholders is present at an election of directors, that the directors shall be elected by a plurality of the votes cast; (viii) decreasing the time period for the effectiveness of a proxy to six months; (ix) providing for the appointment of an inspector of elections; (x) allowing the board of directors and shareholders of record who comply with certain notice provision to nominate persons to the board of directors; (xi) providing notice provisions for shareholder proposals and director nominations; (xii) eliminating the ability for holders of preferred stock to have the right, voting separately by class or series, to elect directors at an annual or special meting of stockholders; (xiii)  providing that a vacancy on the board of directors may be filled by a majority of the remaining board of directors, although less than a quorum; and (xiv) increasing the percentage of shareholders required to amend or repeal the by-laws to a two-thirds super majority.

                                                A copy of the Amended and Restated By-laws are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

3.1	First Amended and Restated By-laws of Force Protection, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: February 26, 2008

/s/ Michael Moody
(Signature)

Name: Michael Moody
Title: President and Interim Chief Executive Officer

EXHIBIT LIST

Exhibit	Description

3.1	First Amended and Restated By-laws of Force Protection, Inc.